UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2011

P & F INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5332	22-1657413
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification Number)

445 Broadhollow Road, Suite 100, Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (631) 694-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 25, 2011, the Registrant held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders (i) elected three (3) directors to terms that expire at the 2014 annual meeting of stockholders, (ii) ratified the appointment of J.H. Cohn LLP  as the Registrant’s independent registered public accounting firm for the year 2011 and (iii) approved the Registrant’s amended and restated executive 162(m) bonus plan.  Set forth below are the final voting results for each of the proposals:

1.	Election of directors:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes

Kenneth M. Scheriff	2,459,620	435,304	533,629

Mitchell A. Solomon	2,111,589	783,355	533,629

Marc A. Utay	2,470,109	424,815	533,629

2.	Proposal to ratify the appointment of J.H. Cohn LLP as the Registrant’s independent registered public accounting firm for the year 2011:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

3,399,302	28,371	880	Not applicable

3.	Proposal to approve the Registrant’s Amended and Restated Executive 162(m) Bonus Plan:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes

2,098,382	793,277	3,265	533,629

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P & F INDUSTRIES, INC.

Date: May 31, 2011
	By:	/s/ Joseph A. Molino, Jr.
Joseph A. Molino, Jr. Vice President, Chief Operating Officer and Chief Financial Officer